UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 17, 2011

Date of report (Date of earliest event reported)

SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota		55344
(Address of Principal Executive Offices)		(Zip Code)

(952) 500-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 17, 2011, SurModics, Inc. (the “Company”) and its wholly-owned subsidiary, SurModics Pharmaceuticals, Inc. (“Pharma”) completed the previously announced sale of substantially all of the assets of Pharma to Evonik Degussa Corporation (“Evonik”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated as of November 1, 2011 among the Company, Pharma and Evonik.

The total consideration received from the sale was $30 million in cash, subject to a post-closing adjustment for inventory. Of the total consideration, $3.275 million was placed in escrow at closing for any inventory shortfall and the payment of certain contingent consideration obligations. Under the terms of the Purchase Agreement, the entire portfolio of products and services of Pharma, including its cGMP development and manufacturing facility located in Birmingham, Alabama, were acquired by Evonik.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 17, 2011, the Company issued a press release announcing the completion of the transaction. The press release is furnished as Exhibit 99.2 hereto. The information contained in Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under Section 18. Furthermore, the information contained in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma unaudited financial information required to be filed in connection with the disposition described in Item 2.01 above is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

(d)	Exhibits.

2.1	Asset Purchase Agreement by and among SurModics, Inc., SurModics Pharmaceuticals, Inc., and Evonik Degussa Corporation dated as of November 1, 2011—incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 7, 2011, SEC File No. 0-23837

99.1	Pro forma financial information

99.2	Press Release dated November 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: November 21, 2011	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

2.1	Asset Purchase Agreement by and among SurModics, Inc., SurModics Pharmaceuticals, Inc., and Evonik Degussa Corporation dated as of November 1, 2011 - incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 7, 2011, SEC File No. 0-23837	Incorporated by Reference

99.1	Pro forma financial information	Filed Electronically

99.2	Press Release dated November 17, 2011	Filed Electronically